Exhibit 99.8

EXECUTION COPY

SEVENTH AMENDMENT TO

CREDIT AGREEMENT

THIS SEVENTH AMENDMENT TO CREDIT AGREEMENT (this “Seventh Amendment”) is made and entered into as of this 4th day of December, 2013 by and among ARC PROPERTIES OPERATING PARTNERSHIP, L.P. (as successor to American Realty Capital Operating Partnership III, L.P.), a Delaware limited partnership (“Borrower”), TIGER ACQUISITION, LLC (as successor to American Realty Capital Trust III, Inc.), a Delaware limited liability company (“Tiger”), the other Loan Parties party hereto, AMERICAN REALTY CAPITAL PROPERTIES, INC., a Maryland corporation (“ARCP”), the Lenders party hereto, and WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent for the benefit of the Lenders (in such capacity, the “Administrative Agent”), as Issuing Bank and as Swingline Lender.

W I T N E S S E T H:

WHEREAS, Borrower, Tiger, ARCP, the Administrative Agent and the Lenders are parties to a certain Credit Agreement dated as of February 14, 2013 (as amended by (i) the First Amendment dated as of March 18, 2013, (ii) the Augmenting Lender and Increasing Lender Supplement and Incremental Amendment dated as of March 28, 2013, (iii) the Third Amendment dated as of May 28, 2013, (iv) the Fourth Amendment dated as of July 22, 2013, (v) the Augmenting Lender and Increasing Lender Supplement and Incremental Amendment dated as of August 1, 2013 and (vi) the Sixth Amendment dated as of November 4, 2013, together with any other modifications and amendments, collectively, the “Credit Agreement”);

WHEREAS, Borrower has requested that the Administrative Agent and the Lenders amend certain terms and conditions of the Credit Agreement as described herein; and

WHEREAS, the Administrative Agent and the Lenders party to this Seventh Amendment have agreed to so amend certain terms and conditions of the Credit Agreement, all on the terms and conditions set forth below in this Seventh Amendment.

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto hereby agree as follows:

1.	Definitions. All capitalized undefined terms used in this Seventh Amendment shall have the meanings ascribed thereto in the Credit Agreement, as amended hereby.

2.	Amendments to Credit Agreement. Effective as set forth in Section 3 below, the Credit Agreement is amended as follows:

a.	Section 1.01 of the Credit Agreement is hereby amended by substituting the following for each of clause (A)(d) and clause (B)(c) of the definition of “Total Asset Value”

“cash and Cash Equivalents as of such date of determination (or, in the case of any Compliance Certificate delivered pursuant to Section 7.02(a), as of the end of the fiscal quarter most recently ended)”

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b.	Section 2.15 of the Credit Agreement is hereby amended by deleting the reference to “$800,000,000” contained therein and replacing it with “$1,300,000,000” thereof.

3.	Conditions to Effectiveness. This Seventh Amendment shall not be effective until the Administrative Agent shall have received counterparts of this Seventh Amendment duly executed and delivered by the Borrower and the other Loan Parties, the Administrative Agent, the Issuing Bank, the Swingline Lender and the Required Lenders.

4.	Representations and Warranties. The representations and warranties of Borrower and each other Loan Party, contained in Article VI of the Credit Agreement or any other Loan Document are true and correct in all material respects (except to the extent that any such representation and warranty is qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case it shall be true and correct in all respects (after giving effect to any such qualification)) on and as of the date hereof; provided, if any such representations and warranties specifically refer to an earlier date, they shall be true and correct in all material respects (except to the extent that any such representation and warranty is qualified as to “materiality,” “Material Adverse Effect” or similar language, in which case it shall be true and correct in all respects (after giving effect to any such qualification)) as of such earlier date.

5.	Limited Amendment; Ratification of Loan Documents. Except as specifically amended or modified hereby, the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect, and are hereby ratified and affirmed in all respects. This Seventh Amendment shall not be deemed a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document, except as expressly set forth herein.

6.	Governing Law. This Seventh Amendment shall be governed by and construed in accordance with the laws of the State of New York.

7.	Miscellaneous. This Seventh Amendment may be executed in any number of counterparts, which shall together constitute an entire original agreement, and shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Seventh Amendment expresses the entire understanding of the parties with respect to the transactions contemplated hereby. No prior negotiations or discussions shall limit, modify, or otherwise affect the provisions hereof. Any determination that any provision of this Seventh Amendment or any application hereof is invalid, illegal or unenforceable in any respect and in any instance shall not affect the validity, legality, or enforceability of such provision in any other instance, or the validity, legality, or enforceability of any other provisions of this Seventh Amendment. The Loan Parties represent and warrant that they have consulted with independent legal counsel of their selection in connection herewith and are not relying on any representations or warranties of the Administrative Agent or the Lenders or their counsel in entering into this Seventh Amendment. This Seventh Amendment shall constitute a Loan Document.

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IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed as of the day and year first above written.

ARC Properties Operating Partnership, L.P., a Delaware limited partnership By: /s/ Jesse C. Galloway Name: Jesse C. Galloway Title: Authorized Signatory

AMERICAN REALTY CAPITAL PROPERTIES, INC., a Maryland corporation

By: /s/ Jesse C. Galloway
     Name: Jesse C. Galloway

     Title: Authorized Signatory

TIGER ACQUISITION, LLC, a Delaware limited liability company

By: /s/ Jesse C. Galloway
     Name: Jesse C. Galloway

     Title: Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be duly executed as of the day and year first above written.

SAFARI ACQUISITION, LLC, a Delaware limited liability company By: /s/ Jesse C. Galloway Name: Jesse C. Galloway Title: Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent, SwingLine Lender, Issuing Bank and as a Lender

By: /s/ D. Bryan Gregory

Name: D. Bryan Gregory

Title: Director

Signature Page to Seventh Amendment to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By: /s/ Ashish Tandon

Name: Ashish Tandon

Title: Vice President

Signature Page to Seventh Amendment to Credit Agreement

BARCLAYS BANK PLC, as a Lender

By: /s/ NOAM AZACHI

Name: NOAM AZACHI

Title: VICE PRESIDENT

Signature Page to Seventh Amendment to Credit Agreement

TD BANK, N.A., as a Lender

By: /s/ Aaron C. Miller

Name: Aaron C. Miller

Title: VP

Signature Page to Seventh Amendment to Credit Agreement

UNION BANK, N.A., as a Lender

By: /s/ Zachary Chan

Name: Zachary Chan

Title: Vice President

Signature Page to Seventh Amendment to Credit Agreement

BANK OF AMERICA, N.A., as a Lender

By: /s/ Michael W. Edwards

Name: Michael W. Edwards

Title: Senior Vice President

Signature Page to Seventh Amendment to Credit Agreement

REGIONS BANK, as a Lender

By: /s/ T. Barrett Vawter

Name: T. Barrett Vawter

Title: Vice President

Signature Page to Seventh Amendment to Credit Agreement

JPMORGAN CHASE BANK, N.A., as a Lender

By: /s/ Rita Lai

Name: Rita Lai

Title: Senior Credit Banker

Signature Page to Seventh Amendment to Credit Agreement

CITIBANK, N.A., as a Lender

By: /s/ John Rowland

Name: John Rowland

Title: Vice President

Signature Page to Seventh Amendment to Credit Agreement

Each of the undersigned, as Guarantor under that certain Amended and Restated Parent Guaranty Agreement dated as of February 28, 2013, hereby consents to the foregoing Seventh Amendment to Credit Agreement and acknowledges and agrees that the Amended and Restated Parent Guaranty Agreement executed by the undersigned dated as of February 28, 2013 remains in full force and effect.

AMERICAN REALTY CAPITAL PROPERTIES, INC., a Maryland corporation

By: /s/ Jesse C. Galloway
      Name: Jesse C. Galloway

      Title: Authorized Signatory

TIGER ACQUISITION, LLC, a Delaware limited liability company

By: /s/ Jesse C. Galloway
      Name: Jesse C. Galloway

      Title: Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

Each of the undersigned, as Guarantor under that certain Amended and Restated Parent Guaranty Agreement dated as of February 28, 2013, hereby consents to the foregoing Seventh Amendment to Credit Agreement and acknowledges and agrees that the Amended and Restated Parent Guaranty Agreement executed by the undersigned dated as of February 28, 2013 remains in full force and effect.

SAFARI ACQUISITION, LLC, a Delaware limited liability company By: /s/ Jesse C. Galloway Name: Jesse C. Galloway Title: Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

Each of the undersigned, as Guarantor under that certain Subsidiary Guaranty Agreement dated as of February 14, 2013 (as amended and in effect from time to time) hereby consents to the foregoing Seventh Amendment to Credit Agreement and acknowledges and agrees that the Subsidiary Guaranty Agreement and each Pledge Agreement executed by the undersigned remains in full force and effect.

ARC AACFDSC001, LLC
ARC AACLRAL001, LLC
ARC AACPNSC001, LLC
ARC AAFLNOH001, LLC
ARC AAGFSNC001, LLC
ARC AAHUSTX003, LLC
ARC AAINZKY001, LLC
ARC AALWDNJ001, LLC
ARC AAOKCOK001, LLC
ARC AAPSDTX001, LLC
ARC AASMSWV001, LLC
ARC AASWRTN001, LLC
ARC AATVLPA001, LLC
ARC AAWBYNJ001, LLC
ARC ACLSHIL001, LLC
ARC ASFVLAR001, LLC
ARC BBSTNCA001, LLC
ARC BJBNENC001, LLC
ARC BJBSCNC001, LLC
ARC BJCPNSC001, LLC
ARC BJCTNSC001, LLC
ARC BJDBNNC001, LLC
ARC BJITLNC001, LLC
ARC BJMGNNC001, LLC
ARC BJMKCSC001, LLC
ARC BJRRDNC001, LLC
ARC BJSPTNC001, LLC
ARC BJWDRGA001, LLC
ARC BJWTBSC001, LLC, each a Delaware limited liability company

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway

Title: Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

ARC BOLLSNM001, LLC
ARC CBALPPA001, LLC
ARC CBALYPA001, LLC
ARC CBATAPA001, LLC
ARC CBBMNGA001, LLC
ARC CBBRFPA001, LLC
ARC CBBSNGA001, LLC
ARC CBCTRCT001, LLC
ARC CBCVNRI001, LLC
ARC CBDLBPA001, LLC
ARC CBDLSPA001, LLC
ARC CBDRRCT001, LLC
ARC CBDXHPA001, LLC
ARC CBELMCT001, LLC
ARC CBEPRVA001, LLC
ARC CBEREPA001, LLC
ARC CBFLNOH001, LLC
ARC CBHMNCT001, LLC
ARC CBHSTPA001, LLC
ARC CBHTNPA001, LLC
ARC CBJTNRI001, LLC
ARC CBKNENH001, LLC
ARC CBKSNPA001, LLC
ARC CBLBLPA001, LLC
ARC CBLCRPA002, LLC
ARC CBLDLMA001, LLC
ARC CBLTBPA001, LLC
ARC CBMBGPA001, LLC
ARC CBMBNNC001, LLC
ARC CBMBYVT001, LLC
ARC CBMCRNH001, LLC
ARC CBMCRNH002, LLC
ARC CBMCRPA001, LLC, each a Delaware limited liability company

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway

Title: Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

ARC CBMDFMA001, LLC
ARC CBMDNMA001, LLC
ARC CBMDNMA002, LLC
ARC CBMFDPA001, LLC
ARC CBMRSPA001, LLC
ARC CBMTLPA001, LLC
ARC CBMTPPA001, LLC
ARC CBMVLCT001, LLC
ARC CBNBDMA001, LLC
ARC CBNPRRI001, LLC
ARC CBOMTPA001, LLC
ARC CBPBGPA001, LLC
ARC CBPBGPA002, LLC
ARC CBPBGPA006, LLC
ARC CBPBGPA007, LLC
ARC CBPBGPA009, LLC
ARC CBPBGPA011, LLC
ARC CBPDAPA003, LLC
ARC CBPMAOH002, LLC
ARC CBRNDMA001, LLC
ARC CBSDSMA001, LLC
ARC CBSLMNH001, LLC
ARC CBSRLOH001, LLC
ARC CBSTNCT001, LLC
ARC CBSTNCT002, LLC
ARC CBSVLMA001, LLC
ARC CBTCKPA001, LLC
ARC CBTMPPA001, LLC
ARC CBTRNPA001, LLC
ARC CBUDYPA001, LLC
ARC CBWBNMA001, LLC
ARC CBWHNPA001, LLC, each a Delaware limited liability company

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway

Title: Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

ARC CBWKFRI001, LLC
ARC CBWRNRI001, LLC
ARC CBWSKVA001, LLC
ARC CBWTNMA001, LLC
ARC CBWTPMA001, LLC
ARC CKAKNOH001, LLC
ARC CKMTZGA001, LLC
ARC CKPNXAZ002, LLC
ARC CVFKNIN001, LLC
ARC CVFLDPA001, LLC
ARC CVLVGNV001, LLC
ARC CVMCBPA001, LLC
ARC CVRTRNY001, LLC
ARC DDAPKMI001, LLC
ARC DDBVLTX001, LLC
ARC DGABNKS001, LLC
ARC DGAUSTX001, LLC
ARC DGBGRMI001, LLC
ARC DGBHMAL001, LLC
ARC DGBLSTX001, LLC
ARC DGBMNAR001, LLC
ARC DGBTNMO001, LLC
ARC DGBVLVA001, LLC
ARC DGBYNTX001, LLC
ARC DGBYNTX002, LLC
ARC DGBYNTX003, LLC
ARC DGCCLAL001, LLC
ARC DGCDWMO001, LLC
ARC DGCFLKS001, LLC
ARC DGCLROK001, LLC
ARC DGCPCTX002, LLC
ARC DGCRTIA001, LLC, each a Delaware limited liability company

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway

Title: Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

ARC DGCTGIL001, LLC
ARC DGCVSLA001, LLC
ARC DGCVTMI001, LLC
ARC DGCYLTX001, LLC
ARC DGDKNTX001, LLC
ARC DGDNATX001, LLC
ARC DGDNATX002, LLC
ARC DGDYLLA001, LLC
ARC DGDYLTN001, LLC
ARC DGEBGTX001, LLC
ARC DGEDFTX001, LLC
ARC DGEDNMO001, LLC
ARC DGEJNMI001, LLC
ARC DGEREKS001, LLC
ARC DGERVIA001, LLC
ARC DGFLTMI002, LLC
ARC DGFMTNM001, LLC
ARC DGGDLAL001, LLC
ARC DGGNCKS001, LLC
ARC DGGWRMO001, LLC
ARC DGGWRTX001, LLC
ARC DGGYDMI001, LLC
ARC DGHBTKS001, LLC
ARC DGHHNOK001, LLC
ARC DGHKPMO001, LLC
ARC DGHKYMS001, LLC
ARC DGHKYNC001, LLC
ARC DGHPRKS001, LLC
ARC DGIRRMI001, LLC
ARC DGJKNMS001, LLC
ARC DGJKVIL001, LLC
ARC DGJNSMO001, LLC
ARC DGJVLLA001, LLC
ARC DGKMNKS001, LLC, each a Delaware limited liability company

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway

Title: Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

ARC DGKSCMO001, LLC
ARC DGKYLTX001, LLC
ARC DGLBKTX001, LLC
ARC DGLBNMO001, LLC
ARC DGLBNMO002, LLC
ARC DGLDVOH001, LLC
ARC DGLMQTX001, LLC
ARC DGLRDTX001, LLC
ARC DGLVLOH001, LLC
ARC DGLXNIL001, LLC
ARC DGLXNOK001, LLC
ARC DGMADOK001, LLC
ARC DGMBHMO001, LLC
ARC DGMCRTN001, LLC
ARC DGMDLMI001, LLC
ARC DGMDNMS001, LLC
ARC DGMDNMS002, LLC
ARC DGMLGKS001, LLC
ARC DGMLNAL001, LLC
ARC DGMLRMN001, LLC
ARC DGMNDAR001, LLC
ARC DGMNPKS001, LLC
ARC DGMPRTX001, LLC
ARC DGMPTTX001, LLC
ARC DGMRHMO001, LLC
ARC DGMRNIL001, LLC
ARC DGMRVMO001, LLC
ARC DGMTGMN001, LLC
ARC DGMTMIL001, LLC
ARC DGMVLOK001, LLC
ARC DGMVLTN001, LLC
ARC DGNBFTX001, LLC
ARC DGNCLOH001, LLC
ARC DGNCYKY001, LLC
ARC DGNGEMI001, LLC, each a Delaware limited liability company

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway

Title: Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

ARC DGNIRLA001, LLC
ARC DGNSAIA001, LLC
ARC DGOZKMO001, LLC
ARC DGPBGMO001, LLC
ARC DGPFCMO001, LLC
ARC DGPMNKS001, LLC
ARC DGPTNLA001, LLC
ARC DGRBVMO001, LLC
ARC DGRCYMN001, LLC
ARC DGRMTMO001, LLC
ARC DGRSCMI001, LLC
ARC DGRSSOK001, LLC
ARC DGSCSKS001, LLC
ARC DGSDLMO001, LLC
ARC DGSDNKS001, LLC
ARC DGSFLMO001, LLC
ARC DGSGRMS001, LLC
ARC DGSKNMO001, LLC
ARC DGSLBTX001, LLC
ARC DGSNTTX001, LLC
ARC DGSPGMN001, LLC
ARC DGSRGLA001, LLC
ARC DGSRTLA001, LLC
ARC DGSTLMO001, LLC
ARC DGSTLMO002, LLC
ARC DGSWLMS001, LLC
ARC DGTLRTX001, LLC
ARC DGTRYTX001, LLC
ARC DGTYNNC001, LLC
ARC DGWCOTX001, LLC
ARC DGWLCTX001, LLC
ARC DGWSTAR001, LLC
ARC DGZCYLA001, LLC, each a Delaware limited liability company

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway

Title: Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

ARC FDARCID001, LLC
ARC FDAVGTX001, LLC
ARC FDCHOTX001, LLC
ARC FDCLVOH001, LLC
ARC FDCMTLA001, LLC
ARC FDCWLTX001, LLC
ARC FDDVLMS001, LLC
ARC FDELKTX001, LLC
ARC FDGPTMS001, LLC
ARC FDGPTMS002, LLC
ARC FDKLNMS001, LLC
ARC FDMTRNM001, LLC
ARC FDOKTTX001, LLC
ARC FDOLNMS001, LLC
ARC FDSSGNV001, LLC
ARC FDSTLMO001, LLC
ARC FDSTLMO003, LLC
ARC FDSTLMO004, LLC
ARC FDTFWLA001, LLC
ARC FDWNNMS001, LLC
ARC FEBYNTX001, LLC
ARC FEHBTTN001, LLC
ARC FEHZDKY001, LLC
ARC FEOMKWA001, LLC
ARC FERVLMN001, LLC
ARC FEYMAAZ001, LLC
ARC FMARAIL001, LLC
ARC FMCARMI001, LLC
ARC FMCGOIL001, LLC
ARC FMJSNMI001, LLC
ARC FMKMLOH001, LLC
ARC FMPRUIN001, LLC
ARC FMWGNIL001, LLC
ARC GEAUBAL001, LLC, each a Delaware limited liability company

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway

Title: Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

ARC GMFTWIN001, LLC
ARC GSFTWTX001, LLC
ARC GSSPRAZ001, LLC
ARC GSSPRMO001, LLC
ARC HBRHLNC001, LLC
ARC KGBTVAR001, LLC
ARC KGCYNWY001, LLC
ARC KGFTNCO001, LLC
ARC KGLWLAR001, LLC
ARC KGMCTIA001, LLC
ARC KGMMTCO001, LLC
ARC KGOTMIA001, LLC
ARC KGPGDAR001, LLC
ARC KGRGSAR001, LLC
ARC KGSWDAR001, LLC
ARC KGTGAND001, LLC
ARC KLABYGA001, LLC
ARC KLATLGA001, LLC
ARC KLATLGA002, LLC
ARC KLAUGGA001, LLC
ARC KLCBSGA001, LLC
ARC KLCTNTN001, LLC
ARC KLEPTGA001, LLC
ARC KLGFPMS001, LLC
ARC KLJACFL001, LLC
ARC KLJAKMS001, LLC
ARC KLJAKMS002, LLC
ARC KLKNXTN001, LLC
ARC KLMCNGA001, LLC
ARC KLMDGGA001, LLC
ARC KLMGYAL001, LLC
ARC KLORLFL001, LLC, each a Delaware limited liability company

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway

Title: Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

ARC KLORLFL002, LLC
ARC KLPHCAL001, LLC
ARC KLPLCFL001, LLC
ARC KLPRLMS001, LLC
ARC KLSAGFL001, LLC
ARC KLSNVGA001, LLC
ARC KLTCLAL001, LLC
ARC MFCBSIN001, LLC
ARC MFFNCSC001, LLC
ARC MFNDLTX001, LLC
ARC MFRLHNC001, LLC
ARC MFWSNNC001, LLC
ARC NTMRWGA001, LLC
ARC NTSTLMO001, LLC
ARC ORLMIWY001, LLC
ARC ORONAAL001, LLC
ARC PRRCRNY001, LLC
ARC PSCLSNC001, LLC
ARC PSCLTNC001, LLC
ARC PSCLTNC002, LLC
ARC PSCLTNC003, LLC
ARC PSCLTNC004, LLC
ARC PSCNRNC001, LLC
ARC PSFMLSC001, LLC
ARC PSLTNNC001, LLC
ARC PSMGYAL001, LLC
ARC PSMTSNC001, LLC
ARC PSTVLNC001, LLC
ARC RAHTNWV001, LLC
ARC RAJFVIN001, LLC
ARC RALMAOH001, LLC
ARC RALNGKY001, LLC, each a Delaware limited liability company

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway

Title: Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

ARC RALVLOH001, LLC
ARC RALXNKY001, LLC
ARC RAMAROH001, LLC
ARC RAPRSKY001, LLC
ARC RASFDKY001, LLC
ARC RASVLKY001, LLC
ARC RMWFDKS002, LLC
ARC SEGCTVA001, LLC
ARC SEHPNVA001, LLC
ARC SEHPNVA002, LLC
ARC SESSAFL001, LLC
ARC SSPMTMA001, LLC
ARC STORROH001, LLC
ARC STORROH002, LLC
ARC STORROH003, LLC
ARC TRSEAWA001, LLC
ARC TSGRYLA001, LLC
ARC TSNGNMI001, LLC
ARC TSPYMNH001, LLC
ARC WGANDIN001, LLC
ARC WGCDVTN001, LLC
ARC WGCLBMS001, LLC
ARC WGCTPMI001, LLC
ARC WGESYSC001, LLC
ARC WGETNOH001, LLC
ARC WGGVLSC001, LLC
ARC WGLNPMI001, LLC
ARC WGLVSNV001, LLC
ARC WGMEMTN001, LLC
ARC WGNCNSC001, LLC
ARC WMDVLVA001, LLC, each a Delaware limited liability company

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway

Title: Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

ARC3 DGADYTX01, LLC
ARC3 DGBKLMO01, LLC
ARC3 DGNCZMS001, LLC
ARC3 DGNHNMO01, LLC
ARC3 FDHLKMS01, LLC
ARC3 FEEWCWA001, LLC
ARC3 FEKKMIN01, LLC
ARC3 FEPBGWV001, LLC
ARC3 FEQNCIL01, LLC
ARC3 WGSTNNY001, LLC
ARC AAABYGA001, LLC
ARC AAATNTX001, LLC
ARC AABDNKY001, LLC
ARC AABNBKY001, LLC
ARC AACROGA001, LLC
ARC AADTNAL001, LLC
ARC AAEPSAL001, LLC
ARC AAHNBKY001, LLC
ARC AAHVLGA001, LLC
ARC AAHZHGA001, LLC
ARC AALFDKY001, LLC
ARC AAPRYGA001, LLC
ARC AASPDOH001, LLC
ARC AATVLGA001, LLC
ARC CVNVLTN001, LLC
ARC CVVDAGA001, LLC
ARC FDBKNIN001, LLC
ARC FDCMONM001, LLC
ARC FDDRTMI002, LLC
ARC FDLNXGA001, LLC
ARC FECCOCA001, LLC
ARC FECCTOH001, LLC
ARC FEEVLIN001, LLC, each a Delaware limited liability company

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway

Title: Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

ARC FEKKEIL001, LLC
ARC FELDNKY002, LLC
ARC FEMTPPA001, LLC
ARC FEMTVIL001, LLC
ARC FMBSRLA001, LLC
ARC FMWSWNC001, LLC
ARC GSGLOVA001, LLC
ARC GSMOBAL001, LLC
ARC IMCLBOH001, LLC
ARC PFCNLGA001, LLC
ARC SBTPAFL001, LLC
ARC WGCGOIL001, LLC
ARC WGCGOIL002, LLC
ARC WGTRYMI001, LLC
ARC WGWRNMI001, LLC
ARCP AAFNTMI001, LLC
ARCP AAYLNMI001, LLC
ARCP DGAFTAR01, LLC
ARCP DGAPCMO001, LLC
ARCP DGASDMO001, LLC
ARCP DGASGMO001, LLC
ARCP DGBLFMO001, LLC
ARCP DGBLVAR001, LLC
ARCP DGBRNMO001, LLC
ARCP DGCCDMO01, LLC
ARCP DGCMROK001, LLC
ARCP DGCNYKS01, LLC
ARCP DGCRLAR001, LLC
ARCP DGCTNMO001, LLC
ARCP DGCVRMO01, LLC
ARCP DGDMDMO001, LLC
ARCP DGFPNAR01, LLC
ARCP DGGFDMO01, LLC, each a Delaware limited liability company

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway

Title: Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

ARCP DGGRFAR001, LLC
ARCP DGHVLMO01, LLC
ARCP DGJNBIL001, LLC
ARCP DGLSNMO001, LLC
ARCP DGNWTOK01, LLC
ARCP DGOGVMO01, LLC
ARCP DGPCYFL01, LLC
ARCP DGPMRMO001, LLC
ARCP DGSJSMO01, LLC
ARCP DGSNCMO01, LLC
ARCP DGSNTMO01, LLC
ARCP DGWNAMO01, LLC
ARCP DGWSGMO01, LLC
ARCP GSFRENY001, LLC
ARCP GSPLTNY01, LLC
ARCP GSWARPA001, LLC
ARCP JDDPTIA01, LLC
ARCP MBDLSTX01, ,LLC
ARCP TSRGCTX01, LLC
ARCP WGEPTMI001, LLC
ARCP WGMRBSC001, LLC
CRE JV Mixed Five IL 3 Branch Holdings LLC
CRE JV Mixed Five IL 5 Branch Holdings LLC
CRE JV Mixed Five IL 2 Branch Holdings LLC
CRE JV Mixed Five MI 1 Branch Holdings LLC
CRE JV Mixed Five MI 2 Branch Holdings LLC
CRE JV Mixed Five MI 3 Branch Holdings LLC
CRE JV Mixed Five MI 4 Branch Holdings LLC
CRE JV Mixed Five MI 5 Branch Holdings LLC
CRE JV Mixed Five MI 6 Branch Holdings LLC
CRE JV Mixed Five MI 7 Branch Holdings LLC
CRE JV Mixed Five NH Branch Holdings LLC, each a Delaware limited liability company

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway

Title: Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

CRE JV Mixed Five OH 1 Branch Holdings LLC
CRE JV Mixed Five OH 2 Branch Holdings LLC
CRE JV Mixed Five OH 3 Branch Holdings LLC
CRE JV Mixed Five OH 4 Branch Holdings LLC
CRE JV Mixed Five OH 5 Branch Holdings LLC
CRE JV Mixed Five OH 6 Branch Holdings LLC
CRE JV Mixed Five OH 7 Branch Holdings LLC
CRE JV Mixed Five VT Branch Holdings LLC
ARC WGTLQOK001, LLC
ARC DGDNATX003, LLC
ARC DGOTWIA001, LLC
ARC3 DGLKCLA001, LLC
ARC3 DGWMRLA001, LLC
ARC3 GSSTUFL001, LLC
ARC DGVRGMN001, LLC
ARC AMAHBCA001, LLC
ARC WGACWGA002, LLC
ARC FDHBGMS001, LLC
ARC DGOLVMN001, LLC
ARC DGVCTTX001, LLC
ARC ACAWBWI001, LLC
ARC CVSPGPA001, LLC
ARC DGCRVMO001, LLC
ARC ASDTNGA001, LLC
ARC KFCPTCA001, LLC
ARC BWNCNOH001, LLC
ARC MFBSEID001, LLC
ARC CBLWSDE001, LLC
ARC CBSFDMA001, LLC
ARC AABBVKY001, LLC
ARC AAMSEMI001, LLC, each a Delaware limited liability company

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway

Title: Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

ARC AASNAKS001, LLC
ARC AALBYKY001, LLC
ARC AZCGOIL001, LLC
ARC CBSFDMA001, LLC
ARC CVSCDFL001, LLC
ARC DDOSCAR001, LLC
ARC FDDRTMI003, LLC
ARC FDKBYID001, LLC
ARC FDSTLMO002, LLC
ARC FMABLNC001, LLC
ARC FMAGRNC001, LLC
ARC FMABONC001, LLC
ARC FMTVLNC001, LLC
ARC HVVMNSD001, LLC
ARC KHHWLMI001, LLC
ARC KGWKEIA001, LLC
ARC QBFNTMI001, LLC
ARC TBHGHMA001, LLC
ARC TSOCTAL001, LLC
ARC VSEPKIL001, LLC
ARC WGDBNMI001, LLC
ARC WGLPSPR001, LLC
ARC WGLVSNV001, LLC
ARC WGLVNMI001, LLC
ARC WGPHXAZ001, LLC
ARC FELWLAR001, LLC
ARC TDFMTME001, LLC
ARC FEWVRNV001, LLC
ARC FDCLVOH003, LLC
ARC AABHMAL001, LLC
ARC AAFTWIN002, LLC, each a Delaware limited liability company

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway

Title: Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

ARC AABHMAL002, LLC
ARC AACMBPA001, LLC
ARC DGOSCMO001, LLC
ARC AAFTWIN001, LLC
ARC BJGWDSC001, LLC
ARC FDKMRWY001, LLC
ARC WGABOPR001, LLC
ARC FMDLSTX001, LLC
ARC AAKNAWI001, LLC
ARC CVGPTMI001, LLC
ARC CVSBGGA001, LLC
ARC CVGVLSC001, LLC
ARC CVHRWMI001, LLC
ARC WGPORAZ001, LLC
ARC FEWCANV001, LLC
ARC AACLNIN001, LLC
ARC AAEDNNC001, LLC
ARC AAETNOH001, LLC
ARC AARYNLA001, LLC
ARC AASLGPA001, LLC
ARC AAVWTOH001, LLC
ARC CBGSDPA001, LLC
ARC CBHDHNJ001, LLC
ARC CVAPAGA001, LLC
ARC DGBBEAR001, LLC
ARC DGBLYAR001, LLC
ARC DGBTVAR001, LLC
ARC DGBTVAR002, LLC, each a Delaware limited liability company

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway

Title: Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

ARC DGDMSAR001, LLC
ARC DGDSAAR001, LLC
ARC DGGVLAR001, LLC
ARC DGHGNAR001, LLC
ARC DGLKVAR001, LLC
ARC DGLPOAR001, LLC
ARC DGLTRAR001, LLC
ARC DGMGHAR001, LLC
ARC DGMVLAR001, LLC
ARC DGQTMAR001, LLC
ARC DGSRYAR001, LLC
ARC DGTKMAR001, LLC
ARC DGWTHAR001, LLC
ARC FDHRSTN001, LLC
ARC FDMLBFL001, LLC
ARC FDOMDFL001, LLC
ARC FEPHRMI001, LLC
ARC KBSRPNY001, LLC
ARC KGMGEOK001, LLC
ARC MMWKAWI001, LLC
ARC QBGBCMI001, LLC
ARC WGAKNOH001, LLC
ARC WGBTMMD001, LLC
ARC WGOTEKS001, LLC
ARC FEMBNFL001, LLC
ARC FDPLNTX001, LLC
ARC DDSTPNC001, LLC
ARC MFRKHSC001, LLC
ARC AAFTAWI001, LLC, each a Delaware limited liability company

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway

Title: Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement

ARC FDGBGKS001, LLC
ARC FDLBTNC001, LLC
ARC FDJSNMI001, LLC
ARC DBPPROP001, LLC
ARC HRPWOTX001 GP, LLC
ARC WGORLFL001, LLC

CNL Net Lease Funding 2003, LLC

ARCP USRP Funding 2001-A GP, LLC

ARCP Net Lease Funding 2005 GP, LLC

ARCP CNL Net Lease Funding 2001 GP, LLC

ARCP CNL Funding 2000-A GP, LLC

ARC INCOME PROPERTIES, LLC, each a Delaware limited

liability company

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway

Title: Authorized Signatory

ARC HRPWOTX001, LP

CNL Funding 2000-A, LP
CNL Net Lease Funding 2001, LP
Net Lease Funding 2005, LP
USRP Funding 2001-A LP, each a Delaware limited partnership

By: /s/ Jesse C. Galloway
Name: Jesse C. Galloway

Title: Authorized Signatory

Signature Page to Seventh Amendment to Credit Agreement